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                                                                    EXHIBIT 23.1


                           ARBOR SOFTWARE CORPORATION

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 18, 1997, which appears on page 23 of the Arbor Software Corporation Annual report on Form 10-K/A for the year ended March 31, 1997.


/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
San Jose, California
October 24, 1997